EXHIBIT 10.52

Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[***]” to indicate where redactions have been made.

Execution Version

ASSIGNMENT AND ASSUMPTION AGREEMENT
(Forward Flow PSA)
THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”), effective as of October 31, 2025 (the “Effective Date”), is by and between Cavendish LLC, a Delaware limited liability company (“Assignor”), and Cavendish FF LLC, a Delaware limited liability company (“Assignee”).
WHEREAS, Assignor and Harley-Davidson Credit Corp., a Nevada corporation (the “Seller”) have entered into that certain Master Purchase and Sale Agreement, dated as of July 30, 2025 (the “Purchase Agreement”); and
WHEREAS, Assignor has agreed to assign all of its rights, title and interests in, and Assignee has agreed to assume all of Assignor’s rights and obligations under, the Purchase Agreement.
NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Definitions. All capitalized terms used in this Assignment but not otherwise defined herein are given the meanings set forth in the Purchase Agreement.
2.Assignment and Assumption. Assignor hereby sells, assigns, grants, conveys and transfers to Assignee all of Assignor’s right, title and interest in and to the Purchase Agreement. Assignee hereby accepts such assignment and assumes all of Assignor’s rights and obligations under the Purchase Agreement and agrees to pay, perform and discharge, as and when due, all of the obligations of Assignor under the Purchase Agreement accruing on and after the Effective Date.
3.Governing Law. This Assignment shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).
4.Modifications; Amendments. This Assignment may not be modified or amended in any manner other than by a written agreement signed by Assignor and Assignee.
5.Binding Effect; Successors and Assigns. This Assignment and the obligations of Assignor and Assignee hereunder shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.
6.Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Assignment delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment.
7.Further Assurances. Each of the parties hereto shall execute and deliver, at the reasonable request of the other party hereto, such additional documents, instruments, conveyances and assurances and take such further actions as such other party may reasonably

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request to carry out the provisions hereof and give effect to the transactions contemplated by this Assignment.
8.Series Allocation. Assignee is a Delaware limited liability company that has established or formed one or more designated series of members, managers, limited liability company interests or assets as registered series or protected series within the meaning of the Delaware Limited Liability Company Act (each, a “Series”). Notwithstanding any other provision of this Assignment and without the consent or approval of Assignor, Assignee may, at any time after the effectiveness of this Assignment, allocate or otherwise transfer to any Series any right, title or interest in and to the Purchase Agreement sold, assigned, granted, conveyed and transferred to Assignee pursuant to Section 2 of this Assignment. Any Series to which any right, title or interest in and to the Purchase Agreement has been allocated or otherwise transferred may, in lieu of Assignee, pay, perform or discharge, as and when due, any of the obligations of Assignor under the Purchase Agreement accruing on and after the Effective Date.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Assignment to be effective as of the date first above written.
ASSIGNOR:
CAVENDISH LLC
By:    [***]
Name:    [***]
Title:    [***]
[***]
By:    [***]
Name:    [***]
Title:    [***]
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By:    [***]
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Title:    [***]
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By:    [***]
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By:    [***]
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Title:    [***]
[***]
[Signature Page to Assignment and Assumption Agreement – Forward Flow PSA]

By:    [***]
Name:    [***]
Title:    [***]

[Signature Page to Assignment and Assumption Agreement – Forward Flow PSA]

ASSIGNEE:
CAVENDISH FF LLC
By:    [***]
Name:    [***]
Title:    [***]
[***]
By:    [***]
Name:    [***]
Title:    [***]
[***]
By:    [***]
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Title:    [***]
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By:    [***]
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[***]
By:    [***]
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[Signature Page to Assignment and Assumption Agreement – Forward Flow PSA]

Title:    [***]
[Signature Page to Assignment and Assumption Agreement – Forward Flow PSA]